Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David N. Gill, certify that:

1.	I have reviewed this Annual Report Amendment on Form 10-K/A of CTI Molecular Imaging, Inc. (“this report”); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 28, 2005

/s/ David N. Gill

David N. Gill Corporate Vice President & Chief Financial Officer

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